SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: August 18, 1998


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
       (formerly known as "Chemical Commercial Mortgage Securities Corp.")
       -------------------------------------------------------------------
                           (Exact Name of Registrant)


      New York                     333-05271              13-3728743
   --------------                -------------          ------------------
   (State or other               (Commission             (IRS Employer
   jurisdiction of                File Number)           Identification No.)
   incorporation)


                        380 Madison Avenue, New York          10017-2951
                   Address of principal executive offices)    (Zip Code)

  Registrant's telephone number, including area code: (212) 622-3510

Item 5.  Other Events.

      On or about 7/18/98, Chase Commercial Mortgage Securities Corp.
(the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1996-1 and Series 1996-2 contemplated by the Pooling and Servicing Agreement dated as of July 1, 1996 (the "Pooling and Servicing Agreement") among the Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners Inc., as Special Servicer, LaSalle National Bank, as Trustee and ABN Amro Bank N.V., as Fiscal Agent.

      On or about 7/19/98, Chase Commercial Mortgage Securities Corp.
(the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1997-1 contemplated by the Pooling and Servicing Agreement dated as of June 1, 1997 (collectively, the "Pooling and Servicing Agreements") among the Depositor, The Chase Manhattan Bank, as Servicer, Midland Loan Services, as Special Servicer, LaSalle National Bank, as Trustee and ABN Amro Bank N.V., as Fiscal Agent.

     On or about 7/18/98, Chase Commercial Mortgage Securities Corp.
(the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 1997-2 contemplated by the Pooling and Servicing Agreement dated as of December 1, 1997 (the "Pooling and Servicing Agreement") among the Depositor, The Chase Manhattan Bank, as Servicer, Lennar Partners Inc., as Special Servicer, State Street Bank and Trust Company, as Trustee.

     On or about 7/18/98, Chase Commercial Mortgage Securities Corp.
(the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates Series 1998-1 contemplated by the Pooling and Servicing Agreement dated as of May 1, 1998 among the Depositor, The Chase Manhattan Bank, as Servicer, CRIIMI MAE Services Limited Partnership as Special Servicer and State Street Bank and Trust Company, as Trustee.

     Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 4.02 of the Pooling and Servicing Agreements are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c). Exhibits

           Exhibits            Description
           --------            -----------

            20.1               Monthly Reports with respect to the
                               August 18, 1998 and August 19, 1998 distributions

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 4, 1998


                                            THE CHASE MANHATTAN BANK,
                                            as Paying Agent, on behalf of
                                            Chase Commercial Mortgage
                                            Securities Corp.


                                            By:   /s/ Norma Catone
                                                  -------------------
                                           Name:   Norma Catone
                                           Title:  Vice President

                                 INDEX TO EXHIBITS
                                 -----------------



           Exhibit No.             Description
           -----------             -----------

             20.1 Monthly Reports with respect to the distribution to Certificateholders on August 18, 1998 and August 19, 1998